Exhibit 99.1

FOR:	ATLANTIC POWER CORPORATION

SYMBOL:	NYSE: AT; TSX: ATP

October 26, 2011

Atlantic Power Corporation Announces Pricing of Private Offering of US$460 Million Senior Notes

BOSTON, October 26, 2011— Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (the “Company” or “Atlantic Power”) announced today that its previously announced offering of US$460.0 million aggregate principal amount of senior notes due 2018 (the “Notes”) priced today with a coupon of 9.0%, at an issue price of  97.471%. The Notes have been offered and will be sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes will be senior unsecured obligations of the Company, guaranteed by certain subsidiaries of the Company (the “Guarantors”).

The Company intends to use the net proceeds from the offering of the Notes to fund a portion of the cash portion of its acquisition of all of Capital Power Income L.P., to pay the related fees and expenses incident thereto, to repay indebtedness outstanding under Capital Power Income L.P.’s revolving credit facilities and, to the extent of any remaining net proceeds, to fund additional growth opportunities and for general corporate purposes.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and the applicable securities laws of any other jurisdiction.

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This press release may include forward-looking statements. Forward-looking statements involve risks and uncertainties. These statements, which are based on certain assumptions and describe Atlantic Power’s future plans, projections, strategies and expectations, can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, Atlantic Power’s intention and ability to complete the acquisition of Capital Power Income L.P., to consummate the offering of the Notes and to use the proceeds from the offering as described above constitute forward-looking statements. Such forward-looking statements reflect Atlantic Power’s current expectations regarding future events and speak only as of the date of this news release. Such forward-looking statements are based on a number of assumptions which may prove to be incorrect. The completion of the offering of the Notes will be subject to market conditions and the intended use of proceeds from the offering may change from that described herein. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk factors” in Atlantic Power’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, on March 18, 2011 and under Atlantic Power’s profile on SEDAR at www.sedar.com. Atlantic Power’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this news release are based upon what Atlantic Power’s believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on Atlantic Power’s forward-looking statements. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, Atlantic Power assumes no obligation to update or revise them to reflect new events or circumstances.